                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated February 1, 1997, (97-1), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1997 to August 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of September, 1997.

                                                GREEN TREE FINANCIAL CORP.




                                             BY: /s/ Phyllis A. Knight
                                                 ---------------------
                                                 Phyllis A. Knight
                                                 Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%, 6.05%, 6.23%, 6.49%, 6.86%, 7.29%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  AUGUST 1997

                   CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                   TRUST ACCOUNT #80-4667300
                   REMITTANCE DATE: 9/15/97



                                                 Total $                    Per $1,000
                                                  Amount                      Original
                                                ---------                   ----------

Class A Certificates
--------------------
(1a)  Amount available (including
      Monthly Servicing Fee)                     $6,451,164.10

(b)   Class M-1 Interest Deficiency
      Amount (if any) and Class B-1
      Interest Deficiency Amount
      (if any) withdrawn for prior
      Remittance Date                                     0.00

(c)   Amount Available after giving
      effect to withdrawal of Class
      M-1 Interest Deficiency Amount
      and B-1 Interest Deficiency
      Amount for prior Remittance Date            6,451,164.10

A.    Interest
      (2) Aggregate Interest
          a. Class A-1 Remittance Rate(5.71%)            5.71%
          b. Class A-1 Interest                      54,335.17              1.66570107
          c. Class A-2 Remittance Rate(6.05%)            6.05%
          d. Class A-2 Interest                     328,338.54              5.04166664
          e. Class A-3 Remittance Rate(6.23%)            6.23%
          f. Class A-3 Interest                     297,186.58              5.19166675
          g. Class A-4 Remittance Rate(6.49%)            6.49%
          h. Class A-4 Interest                     479,129.66              5.40833335
          i. Class A-5 Remittance Rate(6.86%)            6.86%
          j. Class A-5 Interest                     318,904.25              5.71666667
          k. Class A-6 Remittance Rate(7.29%)            7.29%
          l. Class A-6 Interest                     755,644.95              6.07500000
      (3) Amount applied to:
            a. Unpaid Class A Interest
               Shortfall                                  .00                      .00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%, 6.05%, 6.23%, 6.49%, 6.86%, 7.29%
                PASS-THROUGH CERTIFICATES, SERIES 1997-1 CLASS
                     A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 2

                   CUSIP#'S   393505-SD5, SE3, SF0, SG8, SH6, SJ2
                   TRUST ACCOUNT #80-4667300
                   REMITTANCE DATE: 9/15/97

                                                              Total $               Per $1,000
                                                               Amount                 Original
                                                             ---------              ----------
(4) Remaining:
    a. Unpaid Class A Interest
       Shortfall                                                   .00                      .00

B.  Principal
    (5)  Formula Principal Distribution
          Amount                                          2,561,439.05                       N/A
         a. Scheduled Principal                             540,235.15                       N/A
         b. Principal Prepayments                         2,014,559.02                       N/A
         c. Liquidated Contracts                            199,182.86                       N/A
         d. Repurchases                                            .00                       N/A
         e. Current Month Advanced Principal                482,537.16                       N/A
         f. Prior Month Advanced Principal                 (675,075.14)                      N/A

    (6)  Pool Scheduled Principal Balance               476,720,048.80

    (6b) Adjusted Pool Principal Balance                476,237,511.64              952.47502328
    (6c) Pool Factor                                        0.95247502

    (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance date                  .00

    (8)  Class A Percentage for such Remittance
          Date                                                   92.17%
    (9)  Class A Percentage for the following
          Remittance Date                                        92.13%

    (10) Class A Principal Distribution:
         a. Class A-1                                     2,561,439.05               78.52357603
         b. Class A-2                                              .00                       .00
         c. Class A-3                                              .00                       .00
         d. Class A-4                                              .00                       .00
         e. Class A-5                                              .00                       .00
         f. Class A-6                                              .00                       .00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%, 6.05%, 6.23%, 6.49%, 6.86%, 7.29%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 3

                  CUSIP#'S   393505-SD5, SE3, SF0, SG8, SH6, SJ2
                  TRUST ACCOUNT #80-4667300
                  REMITTANCE DATE: 9/15/97


                                                                                 Total $                       Per $1,000
                                                                                  Amount                        Original
                                                                               -----------                     ----------
(11)   Class A-1 Principal Balance                                             8,857,511.64                   271.53622440
(11a)  Class A-1 Pool Factor                                                      .27153622

(12)   Class A-2 Principal Balance                                            65,125,000.00                   1000.0000000
(12a)  Class A-2 Pool Factor                                                     1.00000000

(13)   Class A-3 Principal Balance                                            57,243,000.00                   1000.0000000
(13a)  Class A-3 Pool Factor                                                     1.00000000

(14)   Class A-4 Principal Balance                                            88,591,000.00                   1000.0000000
(14a)  Class A-4 Pool Factor                                                     1.00000000

(15)   Class A-5 Principal Balance                                            55,785,000.00                   1000.0000000
(15a)  Class A-5 Pool Factor                                                     1.00000000

(16)   Class A-6 Principal Balance                                           124,386,000.00                   1000.0000000
(16a)  Class A-6 Pool Factor                                                     1.00000000

(17)   Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                                                             .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.71%, 6.05%, 6.23%, 6.49%, 6.86%, 7.29%
            PASS-THROUGH CERTIFICATES, SERIES 1997- 1
                CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 4

                 CUSIP#'S   393505-SD5, SE3, SF0, SG8, SH6, SJ2
                 TRUST ACCOUNT #80-4667300
                 REMITTANCE DATE: 9/15/97

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date
       (18)    31-59 days                                                   5,647,694.56                182

       (19)    60 days or more                                              4,911,364.33                124

       (20)    Current Month Repossessions                                    845,221.11                 30

       (21)    Repossession Inventory                                       1,937,526.27                 64

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)
       (22)   Average Sixty-Day Delinquency Ratio Test

              (a)  Sixty-Day Delinquency Ratio for current Remittance Date                             1.03%

              (b)  Average Sixty-Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding
                   months; may not exceed 3.5%)                                                         .76%

       (23)   Average Thirty-Day Delinquency Ratio Test

              (a)  Thirty-Day Delinquency Ratio for current Remittance Date                            1.18%

              (b)  Average Thirty-Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding
                   months; may not exceed 5.5%)                                                        1.02%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.71%, 6.05%, 6.23%, 6.49%, 6.86%, 7.29%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 5

                CUSIP#'S   393505-SD5, SE3, SF0, SG8, SH6, SJ2
                TRUST ACCOUNT #80-4667300
                REMITTANCE DATE: 9/15/97


       (24)    Cumulative Realized Losses Test
               (a)  Cumulative Realized Losses for the current Remittance Date
                    (as a percentage of Cut-off Date Pool Principal Balance;
                    may not exceed 5.5% from June 1, 2000 to May 31, 2001, 6.5%
                    from June 1, 2001 to May 31, 2002, 8.5% from June 1, 2002
                    to May 31, 2003 and  9.5% thereafter)                                         .03%

       (25)    Current Realized Losses Test
               (a)  Current Realized Losses for current Remittance Date                        88,567.81

               (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
                    arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
                    may not exceed 2.25%)                                                            .13%

       (26)    Class M-1 Principal Balance Test
               (a)  The sum of Class M-1 Principal Balance and Class B Principal
                    Balance (before distributions on current Remittance Date)
                    divided by Pool Scheduled Principal Balance as of preceding
                    Remittance Date (must equal or exceed 25.5%)                                   15.93%

       (27)    Class B Principal Balance Test
               (a)   Class B Principal Balance (before any distributions
                     on current Remittance Date) as of such Remittance date
                     greater than $7,437,576.00                                                      .00

               (b)   Class B Principal Balance (before any distributions on
                     current Remittance Date) divided by pool Scheduled Principal
                     Balance as of preceding Remittance Date is
                     equal to or greater than 11.25%                                                7.83%



                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.22%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 6

                           CUSIP#'S  393505-SK9
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 9/15/97



                                                                                             Total $                     Per $1,000
                                                                                              Amount                       Original
                                                                                            ---------                   ------------

CLASS M1 CERTIFICATES
---------------------
  (28)   Amount available (including Monthly
         Servicing Fee)                                                                    1,656,185.90

A.         Interest
  (29)     Aggregate interest
           a.       Class M-1 Remittance Rate (7.22%,
                     unless Weighted Average Contract
                     Rate is below 7.22%)                                                          7.22%
           b.       Class M-1 Interest                                                       233,145.83                   6.01666658


  (30)     Amount applied to Class M-1 Interest
            Deficiency Amount                                                                       .00                            0


  (31)     Remaining unpaid Class M-1 Interest
            Deficiency Amount                                                                       .00                            0


  (32)     Amount Applied to:
           a.       Unpaid Class M-1 Interest Shortfall                                             .00                            0


  (33)     Remaining:
           a.       Unpaid Class M-1 Interest Shortfall                                             .00                            0


B.         Principal
  (34)     Formula Principal Distribution Amount                                                    .00                          N/A

           a.       Scheduled Principal                                                             .00                          N/A

           b.       Principal Prepayments                                                           .00                          N/A

           c.       Liquidated Contracts                                                            .00                          N/A

           d.       Repurchases                                                                     .00                          N/A


  (35)     Class M-1 Principal Balance                                                    38,750,000.00                1000.00000000

  (35a)    Class M-1 Pool Factor                                                             1.00000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 7

                         CUSIP#'S  393505-SL7,SM5
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 9/15/97


  (36)     Class M-1 Percentage for such Remittance Date                                   .00%


                                                                                     Total $                  Per $1,000
                                                                                      Amount                    Original
                                                                                    ---------                 -----------
  (37)     Class M-1 Principal Distribution:
             a.      Class M-1 (current)                                                   .00                  0.00000000
             b.      Unpaid Class M-1 Principal Shortfall (if any) following
                     prior Remittance Date                                                 .00

   (38)    Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance Date                                      .00

   (39)    Class M-1 Percentage for the following
           Remittance Date                                                                 .00%

   Class B1 Certificates
   ---------------------
   (1)     Amount Available less the Class A Distribution Amount and
           Class M-1 Distribution amount (including Monthly Servicing Fee)        1,423,040.07

   (2)     Class B-1 Remittance Rate (7.23% unless
           Weighted Average Contract Rate is below 7.23%)                                 7.23%

   (3)     Aggregate Class B1 Interest                                              120,500.00                  6.02500000

   (4)     Amount applied to Unpaid Class
           B1 Interest Shortfall                                                           .00                         .00

   (5)     Remaining unpaid Class B1
           Interest Shortfall                                                              .00                         .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 8

                         CUSIP#'S  393505-SL7,SM5
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 9/15/97

   (6)     Amount applied to Class B1 Interest
           Deficiency Amount                                                                 .00

   (7)     Remaining Unpaid Class B-1 Interest
           Deficiency Amount                                                                 .00

   (8)     Unpaid Class B1 Principal Shortfall
           (if any) following prior Remittance Date                                          .00

   (8a)    Class B Percentage for such Remittance Date                                       .00


                                                                                            Total $            Per $1,000
                                                                                             Amount              Original
                                                                                           ---------           ------------
           (9)     Current Principal (Class B Percentage of
                   Formula Principal Distribution Amount)                                        .00

           (10a)   Class B1 Principal Shortfall                                                  .00

           (10b)   Unpaid Class B1 Principal Shortfall                                           .00

           (11)    Class B Principal Balance                                           37,500,000.00

           (12)    Class B1 Principal Balance                                          20,000,000.00
           (12a)   Class B1 Pool Factor                                                   1.00000000


   Class B2 Certificates
   ---------------------
   (13)    Remaining Amount Available                                                   1,302,540.07

   (14)    Class B-2 Remittance Rate (7.76% unless Weighted Average Contract
           Rate is less than 7.76%)                                                             7.76%

   (15)     Aggregate Class B2 Interest                                                   113,166.67             6.46666686

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 9

                           CUSIP#'S       393505-RA2.RB0
                           TRUST ACCOUNT #80-4667300
                           REMITTANCE DATE: 9/15/97

(16)     Amount applied to Unpaid Class
         B2 Interest Shortfall                                            .00           .00


(17)     (Remaining Unpaid Class B2 Interest Shortfall                    .00           .00

(18)     Unpaid Class B2 Principal Shortfall
         (if any) following prior Remittance Date                         .00

(19)     Class B2 Principal Liquidation Loss Amount                       .00

(20)     Class B2 Principal (zero until Class
         B1 paid down; thereafter, Class B
         Percentage of Formula Principal
         Distribution Amount)                                             .00

(21)     Guarantee Payment                                                .00

(22)     Class B2 Principal Balance                             17,500,000.00
(22a)    Class B2 Pool Factor                                      1.00000000


                                                                   Total $           Per $1,000
                                                                    Amount            Original
                                                                  ----------        ------------
(23)     Monthly Servicing Fee (Deducted from Certificate
         Account balance to arrive at Amount Available if
         the Company or Green Tree Financial Corporation
         is not the Servicer; deducted from funds remaining
         after payment of Class A Distribution Amount,
         Class M-1 Distribution Amount, Class B-1 Distribution
         Amount and Class B-2 Distribution Amount; if the
         Company or Green Tree Financial Corporation is the
         Servicer)                                               199,780.84

(24)     3% Guarantee                                            989,592.56

(25)     Class C Residual Payment                                       .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS BCERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 10

                           CUSIP#'S   393505-SL7,SM5
                           TRUST ACCOUNT #80-4667300
                           REMITTANCE DATE: 9/15/97

(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                                     .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                                     .00

(28)  Repossessed Contracts                                        845,221.11

(29)  Repossessed Contracts Remaining
      in Inventory                                               1,937,526.27

(30)  Weighted Average Contract Rate                                 10.31667